SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 30, 2002
Date of Report

RFS HOTEL INVESTORS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Tennessee	34-0-22164	62-1534743

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

850 Ridge Lake Boulevard
Suite 300
Memphis, Tennessee 38120

(Address and zip code of principal executive offices)

(901) 767-7005

Registrant’s telephone number, including area code

ITEM  5.  OTHER EVENTS.

     Attached to this report is the form of Underwriting Agreement dated May 29, 2002, between RFS Hotel Investors, Inc., (the “Company”) RFS Partnership, L.P., and Morgan Keegan & Company, Inc. in connection with the sale of up to 2,000,000 shares of the Company’s common stock, $.01 par value per share, pursuant to the Company’s Prospectus Supplement dated May 30, 2002 to a base Prospectus dated July 30, 1996 included as part of a Registration Statement on Form S-3 (No. 333-3307), filed with the Securities and Exchange Commission on May 8, 1996 and as amended on July 23, 1996 (the “Registration Statement”).

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibit

1	Underwriting Agreement dated May 29, 2002, between RFS Hotel Investors, Inc., RFS Partnership, L.P., and Morgan Keegan & Company, Inc.
99	Press Release dated May 30, 2002.

ITEM  9.  REGULATION FD DISCLOSURE

     On May 30, 2002, the Company issued a press release announcing the public offering of 2,000,000 shares of its common stock, $0.01 par value per share. The press release is attached hereto as Exhibit 99 and incorporated by reference herein.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

RFS HOTEL INVESTORS, INC. (REGISTRANT)

BY: /s/ Dennis Craven
Dennis M. Craven Vice President and Chief Accounting Officer

Date: May 30, 2002

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Exhibit Index

Exhibit No.	Description	Page No.

1	Underwriting Agreement dated May 29, 2002, between RFS Hotel Investors, Inc., RFS Partnership, L.P., and Morgan Keegan & Company, Inc.
99	Press Release dated May 30, 2002.